Exhibit 10.16

English Translation

The Second Amendment to the Joint Venture Contract relating to the formation of Shanghai Hutchison Pharmaceuticals Limited by and between

Shanghai Traditional Chinese Medicine Co., Ltd.

Shanghai Hutchison Chinese Medicine (HK) Investment Limited

November 5, 2007

Shanghai Municipality, China

THIS SECOND AMENDMENT TO JOINT VENTURE CONTRACT (the “Amendment No.2”) is entered into by and between the following Parties in Shanghai Municipality, China on this 5th day of November 2007:

11.                               Shanghai Traditional Chinese Medicine Co., Ltd. (“Party A”)
Registered address: 239 Hankou Road, Shanghai Municipality, China
Legal Representative: Chen Bao Hua
Title: Chairman
Nationality: Chinese

12.                               Shanghai Hutchison Chinese Medicine (HK) Investment Limited (“Party B”)
Registered address: 22nd Floor, Hutchison House, 10 Harcourt Road, Central, Hong Kong
Authorized legal representative: Mr. Simon To Chi Keung
Title: Board Director
Nationality: British

The above parties hereinafter are collectively referred to as the “Parties” and individually referred to as a “Party”.

WHEREAS,

Hutchison Chinese Medicine (Shanghai) Investment Limited (“Original Party B”), one of the investing parties of Shanghai Hutchison Pharmaceuticals Limited (the “JVC”), desires to transfer all of its 50% equity interest in the JVC to Shanghai Hutchison Chinese Medicine (HK) Investment Limited,  which makes it necessary to amend the Joint Venture Contract (the “JV Contract”) dated January 6, 2001 entered into by the Original Party B and Party A, as amended on July 12, 2001 (the “First Amendment”).

NOW THEREFORE, after negotiations, Party A and Party B agrees to amend the JV Contract as amended by the First Amendment as follows:

13.	Original:	THIS EQUITY JOINT VENURE CONTRACT (the “Contract”) is jointly signed in Shanghai Municipality, People’s Republic of China on this sixth day of January 2001 by and between:

Party A: Shanghai Traditional Chinese Medicine Co., Ltd. Party B: Hutchison Chinese Medicine (Shanghai) Investment Limited

Amendment:

THIS EQUITY JOINT CONTRACT (the “Contract”) is jointly signed in Shanghai Municipality, People’s Republic of China on this sixth day of January 2001 by and between Shanghai Traditional Chinese Medicine Co., Ltd. and Hutchison Chinese Medicine (Shanghai) Investment Limited, amended for the first time on the 12th day of July 2001 by and between Shanghai Traditional Chinese Medicine Co., Ltd. and Hutchison Chinese Medicine (Shanghai) Investment Limited, and amended for the second time on November 5, 2007 by and between Shanghai Traditional Chinese Medicine Co., Ltd. and Shanghai Hutchison Chinese Medicine

(HK) Investment Limited.

14.	Original:

The Parties of this Contract are:

Party A:     Shanghai Traditional Chinese Medicine Co., Ltd., a corporate legal person established and existing pursuant to the laws of the PRC and registered with the Shanghai Municipal Administration for Industry and Commerce, China, with its legal address at 239 Hankou Road, Shanghai Municipality, China; Fax number: (86-21) 6350 2061.

The authorized legal representative for this Contract:

Name: Mr. Xu Qinfa

Title: Chairman

Nationality: Chinese

Party B:      Hutchison Chinese Medicine (Shanghai) Investment Limited, a limited liability company established and existing pursuant to the laws of British Virgin Islands, with its registered address at P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands and its correspondence address at Room 2018, 22nd Floor, Hutchison House, 10 Harcourt Road, Central, Hong Kong; Fax number: (852)28100772

The authorized legal representative for this Contract:

Name: Mr. Simon To Chi Keung

Title: Board Director

Amendment:	The Parties of this Contract are:

Party A:

Shanghai Traditional Chinese Medicine Co., Ltd., a corporate legal person established and existing pursuant to the laws of the PRC and registered with the Shanghai Municipal Administration for Industry and Commerce, China, with its legal address at 239 Hankou Road, Shanghai Municipality, China; Fax number: (86-21) 6350 2061.

The authorized legal representative for this Contract:

Name: Mr. Xu Qinfa

Title: Chairman

Nationality: Chinese

Party B:

Shanghai Hutchison Chinese Medicine (HK) Investment Limited, a limited liability company established and existing pursuant to the laws of Hong Kong, with its registered address at 22nd Floor, Hutchison House, 10 Harcourt Road, Central, Hong Kong; Fax number: (852) 2810 0772

The authorized legal representative for this Contract:

Name: Mr. Simon To Chi Keung

Title: Board Director

Nationality: British

15.                               Party B undertakes that after the legal formalities for the transfer of 50% of the equity interest of the JVC to Party B have been completed, Party B shall assume all of the Original Party B’s obligations and liabilities under the JV Contract and the Articles of the Association of the JVC.

16.                               The validity, interpretation and performance of this Amendment No.2 shall be governed by the laws of the People’s Republic of China.

17.                               This Amendment No.2 is an integral part of the JVC Contract.  Except as otherwise amended and supplemented herein, the JV Contract shall remain in full force and effect.  The JV Contract shall be construed and interpreted as if the provisions provided herein were included in the JV Contract.

18.                               This agreement shall come into effect upon the approval of the original examination and approval authority.

Shanghai Traditional Chinese Medicine Co., Ltd.

/s/ Xu Qinfa
Legal Representative or Authorized Representative (signature and company seal)

Shanghai Hutchison Chinese Medicine (HK) Investment Limited

/s/ Simon To Chi Keung
Legal Representative or Authorized Representative (signature and company seal)

November 5, 2007